              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6 (e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14a-12

            Morgan Stanley Dean Witter Municipal Premium Income Trust
            ---------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 LouAnne McInnis
            ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       Set forth the amount on which the filing fee is calculated and state how it was determined.

    4) Proposed maximum aggregate value of transaction:

    5) Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                             TCW/DW TERM TRUST 2002
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 18, 2001


     The Annual Meeting of Shareholders of TCW/DW TERM TRUST 2002 (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311, on December 18, 2001, at 9:00 a.m., New York time, for the following purposes:

      1. To elect three (3) Trustees to serve a three year term, or in each case, until their successors shall have been elected and qualified; and

      2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on October 23, 2001 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                  BARRY FINK,
                                   Secretary

November 6, 2001

--------------------------------------------------------------------------------
                                   IMPORTANT

 YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
 ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE
 TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS
 CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                             TCW/DW TERM TRUST 2002

                    C/O MORGAN STANLEY DEAN WITTER TRUST FSB
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                          JERSEY CITY, NEW JERSEY 07311

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 18, 2001

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of TCW/DW TERM TRUST 2002 (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on December 18, 2001, (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about November 7, 2001.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee, as set forth in the attached notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (whether by mail or, as described below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Holders of shares of the Trust ("Shareholders") as of the close of business on October 23, 2001, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On October 23, 2001 there were 37,876,061 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, or officers and regular employees of Morgan Stanley Services Company Inc. ("Morgan Stanley Services" or the "Manager") or its parent company Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"), Morgan Stanley Dean Witter Trust FSB ("Morgan Stanley Trust" or the "Transfer Agent") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, the Trust may employ Alamo Direct Mail Services, Inc. ("Alamo") as proxy solicitor, at a cost of which is not expected to exceed $3,000 and which will be borne by the Trust.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instruction. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by Alamo, additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers, which would be borne by the Trust.


                            (1) ELECTION OF TRUSTEES

     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are currently nine Trustees, three of whom are standing for election at this Meeting, to serve a three year term, in accordance with the Trust's Declaration of Trust.

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Trust and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees previously have been elected by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Edwin J. Garn, Michael E. Nugent and Philip J. Purcell. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class III Trustees are standing for election at this Meeting and, if elected, will serve a three year term or until their successors have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of October 23, 2001 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which TCW Investment Management Company serves as investment adviser (the "Investment Adviser" or the "Adviser"), and Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager (referred to herein as the "TCW/DW Term Trusts"), and the 97 investment companies for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds").

     The nominees for Trustee to be elected at this Meeting are:

     EDWIN JACOB (JAKE) GARN, Trustee since June 1999; age 69; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); formerly Vice Chairman, Huntsman Corporation (chemical company (1993-1999)); Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the Utah Regional Advisory Board of Pacific Corp.; member of the board of various civic and charitable organizations.

     MICHAEL E. NUGENT, Trustee since September 1992; age 65; General Partner, Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; director/trustee of various investment companies managed by Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation; director of various business organizations.

     PHILIP J. PURCELL, Trustee since June 1999; age 58; Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"), Morgan Stanley DW and Novus Credit Services Inc.; Director of Morgan Stanley Distributors Inc. ("Morgan Stanley Distributors"); Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director and/or officer of various Morgan Stanley Dean Witter & Co. ("Morgan Stanley") subsidiaries.

----------
* Messrs. Fiumefreddo, Higgins and Purcell may be deemed "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and/or its affiliated companies.

     The Trustees who are not standing for reelection at this Meeting are:

     MICHAEL BOZIC, Trustee since June 1999; age 60; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Vice Chairman of Kmart Corporation (December 1998-October 2000); formerly Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998); formerly President and Chief Executive Officer of Hills Department Stores (1991-1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of Weirton Steel Corporation.

     CHARLES A. FIUMEFREDDO, Trustee since June 1993; age 68; Chairman, Director or Trustee and Chief Executive Officer of the Morgan Stanley Funds and the TCW/DW Term Trusts; formerly Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors, Morgan Stanley Services and Morgan Stanley Distributors, Executive Vice President of Morgan Stanley DW, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley subsidiaries (until June 1998).

     WAYNE E. HEDIEN, Trustee since June 1999; age 67; Retired; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.

     JAMES F. HIGGINS, Trustee since June 2000; age 53; Chairman of the Individual Investor Group of Morgan Stanley (since August 2000); Director of Morgan Stanley Trust, Morgan Stanley Distributors and Dean Witter Realty Inc.; Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts (since June 2000); previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999), President and Chief Operating Officer of Dean Witter Securities of Morgan Stanley (1995-February 1997), and Director (1985-1997) of Morgan Stanley DW.

     MANUEL H. JOHNSON, Trustee since September 1992; age 52; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.

     JOHN L. SCHROEDER, Trustee since April 1995; age 71; Retired; Chairman of the Derivatives Committee and Director or Trustee of the Morgan Stanley Funds and the TCW/DW Term Trusts; Director of Citizens Communications Company (telecommunications company); formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company.

     The executive officers of the Trust are: Mitchell M. Merin, President; Barry Fink, Vice President, Secretary and General Counsel; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Philip A. Barach, Vice President, Jeffrey E. Gundlach, Vice President; Frederick H. Horton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Natasha Kassian, Todd Lebo, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi and George Silfen, serve as Assistant Secretaries.

----------
* Messrs. Fiumefreddo, Higgins and Purcell may be deemed "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and/or its affiliated companies.

     Mr. Merin is 48 years old and is currently President and Chief Operating Officer of Morgan Stanley Investment Management (since December 1998), President, Director (since April 1997) and Chief Executive Officer (since June
1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services, Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors (since June 1998), Chairman and Chief Executive Officer (since June 1998) and Director (since January 1998) of Morgan Stanley Trust, President of the Morgan Stanley Funds and the TCW/DW Term Trusts (since May 1999), Trustee of various Van Kampen investment companies (since December 1999) and Director of various other Morgan Stanley subsidiaries. Mr. Fink is 46 years old and is currently General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary and General Counsel (since February 1997) and Director (since July
1998) of Morgan Stanley Investment Advisors and Morgan Stanley Services; Assistant Secretary of Morgan Stanley DW; he is also Vice President and Secretary of Morgan Stanley Distributors and Vice President, Secretary and General Counsel of the Morgan Stanley Funds and the TCW/DW Term Trusts (since February 1997). He was previously Senior Vice President, Assistant Secretary and Assistant General Counsel of Morgan Stanley Investment Advisors and Morgan Stanley Services. Mr. Robison is 62 years old and is currently Managing Director and Chief Administrative Officer (since September 1998) and Director (since February 1999) of Morgan Stanley Investment Advisors and Morgan Stanley Services; prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 47 years old and is currently Executive Director of Morgan Stanley Investment Advisors, Morgan Stanley Services, Morgan Stanley Distributors and Morgan Stanley Trust and Director of Morgan Stanley Trust. Mr. Caloia is 55 years old and is currently First Vice President and Assistant Treasurer of Morgan Stanley Investment Advisors and Morgan Stanley Services. Other than Mr. Robison, each of the above officers has been an employee of Morgan Stanley Investment Advisors or its affiliates for over five years. Mr. Barach is 49 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company. Mr. Gundlach is 42 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company. Mr. Horton is 43 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Investment Management Company. Messrs. Barach, Gundlach and Horton have been associated with the TCW Group, Inc. and/or its subsidiaries for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for TCW/DW Term Trust 2003. As of September 30, 2001, the TCW/DW Term Trusts had total net assets of approximately $1.2 billion and approximately 35,000 shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with TCW Investment Management Company or Morgan Stanley Services or any of their affiliated persons and do not own any stock or other securities issued by Morgan Stanley or TCW, the parent companies of Morgan Stanley Services and TCW Investment Management Company, respectively. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Term Trusts seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the TCW/DW Term Trusts' Boards, such individuals may reject other attractive assignments because the TCW/DW Term Trusts make substantial demands on their time.

     All of the Independent Trustees serve as members of the Audit Committee. In addition, three of them also serve as members of the Derivatives Committee and the Insurance Committee. The Trust does not have any nominating or compensation committees.


     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among the TCW/DW Term Trusts in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees.

     The Board of each TCW/DW Term Trust has formed a Derivatives Committee to approve parameters for and monitor the activities of each TCW/DW Term Trust with respect to derivative investments, if any, made by each TCW/DW Term Trust. Finally, the Board of each TCW/DW Term Trust has formed an Insurance Committee to review and monitor the insurance coverage maintained by each TCW/DW Term Trust.

     For the fiscal year ended September 30, 2001, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 12, 9, 4 and 1 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


AUDIT COMMITTEE REPORT

     The Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee has reviewed and discussed the financial statements of the Trust with management as well as with Deloitte & Touche LLP, the independent auditors for the Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      John L. Schroeder

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW TERM TRUSTS

     The Independent Trustees and the TCW/DW Term Trusts' management believe that having the same Independent Trustees for each of the TCW/DW Term Trusts avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the TCW/DW Term Trusts. They believe that having the same individuals serve as Independent Trustees of all the TCW/DW Term Trusts tends to increase their knowledge and expertise regarding matters which affect the TCW/DW Term Trusts generally and enhances their ability to negotiate on behalf of each TCW/DW Term Trust with the TCW/DW Term Trust's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the TCW/DW Term Trusts and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all TCW/DW Term Trust Boards enhances the ability of each TCW/DW Term Trust to obtain, at modest cost to each separate TCW/DW Term Trust, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Term Trusts.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the TCW/DW Term Trusts, the Morgan Stanley Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in these funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of September 30, 2001, the total value of the investments by the Trustees and/or their spouses in shares of the aforementioned funds was approximately $58.2 million.

     As of the record date for this Meeting, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust for their services as Trustee. The Trustees of the TCW/DW Term Trusts do not have retirement or deferred compensation plans.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended September 30, 2001.


                               TRUST COMPENSATION

                                                  AGGREGATE
                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                    FROM THE TRUST
-------------------------------                --------------
Michael Bozic ............................        $1,650
Edwin J. Garn ............................         1,650
Wayne E. Hedien ..........................         1,650
Dr. Manuel H. Johnson ....................         2,450
Michael E. Nugent ........................         2,200
John L. Schroeder ........................         2,200

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 2000 for services to the 2 TCW/DW Term Trusts.


                   CASH COMPENSATION FROM TCW/DW TERM TRUSTS

                                                    TOTAL
                                              CASH COMPENSATION
                                               FOR SERVICES TO
NAME OF INDEPENDENT TRUSTEE                  2 TCW/DW TERM TRUSTS
-------------------------------              --------------------
Michael Bozic ...........................           $3,100
Edwin J. Garn ...........................            3,200
Wayne E. Hedien .........................            3,200
Dr. Manuel H. Johnson ...................            4,750
Michael E. Nugent .......................            4,250
John L. Schroeder ......................             4,150


     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION FOR EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


INVESTMENT ADVISER

     TCW Investment Management Company (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management S.A. may be deemed to be a control person of the Investment Adviser by reason of its ownership of more than 25% of the outstanding voting stock of The TCW Group. Societe Generale Asset Management S.A. is a wholly owned subsidiary of Societe Generale S.A., France's second largest bank. Societe Generale Asset Management S.A., when combined with the Investment Adviser and its affiliates, had over $240 billion dollars in assets under management as of September 30, 2001. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The principal executive officers and directors of the Investment Adviser, and their principal occupations, and dates of service are shown below. The address of each officer and director is the same as the address of the Investment Adviser as set forth above.

NAME
LENGTH OF SERVICE                               POSITION AND PRINCIPAL OCCUPATION
----------------------- --------------------------------------------------------------------------------
Alvin R. Albe, Jr.      TCW Investment Management Company--Director, President & Chief Executive
1991 -- Present         Officer; The TCW Group, Inc.--Executive Vice President; Trust Company of the
                        West--Director & Executive Vice President; TCW Asset Management Company--
                        Director & Executive Vice President; TCW Convertible Securities Fund, Inc.--
                        Senior Vice President; TCW Galileo Funds, Inc.--President

Michael E. Cahill       TCW Investment Management Company--Managing Director, General Counsel &
1991 -- Present         Secretary; The TCW Group, Inc.--Managing Director, General Counsel and
                        Secretary; Trust Company of the West--Managing Director, General Counsel &
                        Secretary; TCW Asset Management Company--Director, Managing Director,
                        General Counsel & Secretary; TCW Convertible Securities Fund, Inc.--General
                        Counsel & Assistant Secretary; TCW Galileo Funds, Inc.-- Senior Vice President,
                        General Counsel & Assistant Secretary

David S. DeVito         TCW Investment Management Company--Managing Director, Chief Financial
1993 -- Present         Officer & Assistant Secretary; The TCW Group, Inc.--Managing Director, Chief
                        Financial Officer & Assistant Secretary; Trust Company of the West--Managing
                        Director, Chief Financial Officer & Assistant Secretary; TCW Asset Management
                        Company--Managing Director, Chief Financial Officer & Assistant Secretary;
                        Apex Mortgage Capital, Inc.--Controller and Interim Chief Financial Officer;
                        TCW Convertible Securities Fund, Inc.--Treasurer; TCW Galileo Funds, Inc.--
                        Treasurer

Thomas E. Larkin, Jr.   TCW Investment Management Company--Director and Vice Chairman; The TCW
1977 -- Present         Group, Inc.--Director & Vice Chairman; Trust Company of the West--Director &
                        Vice Chairman; TCW Asset Management Company--Director & Vice Chairman;
                        TCW Convertible Securities Fund, Inc.--Senior Vice President; TCW Galileo
                        Funds, Inc.--Director & Vice Chairman

Hillary G.D. Lord       TCW Investment Management Company--Managing Director, Chief Compliance
1987 -- Present         Officer & Assistant Secretary; The TCW Group, Inc.--Managing Director, Chief
                        Compliance Officer & Assistant Secretary; Trust Company of the West--Managing
                        Director, Chief Compliance Officer; TCW Asset Management Company--
                        Managing Director & Chief Compliance Officer; TCW Convertible Securities
                        Fund, Inc.--Senior Vice President & Assistant Secretary; TCW Galileo Funds,
                        Inc.--Assistant Secretary

William C. Sonneborn    TCW Investment Management Company--Executive Vice President & Assistant
1998 -- Present         Secretary; The TCW Group, Inc.--Executive Vice President & Assistant Secretary;
                        Trust Company of the West--Executive Vice President & Assistant Secretary;
                        TCW Asset Management Company--Executive Vice President & Assistant
                        Secretary

Marc I. Stern           TCW Investment Management Company--Director, Chairman; The TCW Group,
1992 -- Present         Inc.--Director, President; Trust Company of the West--Director & Vice Chairman;
                        TCW Asset Management Company--Vice Chairman & President; Apex Mortgage
                        Capital, Inc.--Director, Chairman of the Board; TCW Galileo Funds, Inc.--
                        Director, Chairman; Public Company Board Member: Qualcomm, Incorporated

     Mr. Robert A. Day may be deemed to be a control person of the Investment Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.


MANAGER

     Morgan Stanley Services Company Inc. ("Morgan Stanley Services") is the Trust's Manager. Morgan Stanley Services is a wholly-owned subsidiary of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). The address of Morgan Stanley Services is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Investment Advisors and Morgan Stanley Services serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the Company.


                       FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE TRUST

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of the Trust's financial statements for its fiscal year ended September 30, 2001 were $35,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trust, the investment advisor, or affiliated entities that provide services to the Trust during its most recent fiscal year ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trust, the investment advisor, the manager and to affiliated entities that provided services to the Trust amounted to $9.4 million, which fees related to services such as tax and regulatory consultation, tax return preparation, agreed upon procedures, compliance and improving business and operational processes.

     The Audit Committee of the Trust considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                             ADDITIONAL INFORMATION


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -- but not against the Trust -- by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trusts. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgment on the pleadings. In August 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." The case has been settled subject to judicial approval following a fairness hearing. On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied on January 27, 2000. The case was subsequently removed to Florida state court and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed.

     Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

     The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 16, 2002 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.


                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, The TCW Group, Inc. and its affiliates, and certain of the respective Directors, Officers, and employees of each, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of Morgan Stanley and The TCW Group, Inc. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                                 By Order of the Board of Trustees

                                           BARRY FINK

                                           Secretary

                                                                      APPENDIX A


                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01B(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                             TCW/DW TERM TRUST 2002

                                      PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Term Trust 2002 on December 18, 2001, at 9:00 a.m., New York time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 6, 2001 as follows:




                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR TRUSTEE SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

       IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD                   PLEASE MARK VOTES AS
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET            IN THE EXAMPLE USING    [X]
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)         BLACK OR BLUE INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website(s): https://vote.proxy-direct.com

                                                                       FOR ALL
                                                     FOR    WITHHOLD   EXCEPT
1. Election of three (3) Trustees:                   [ ]       [ ]       [ ]


   01. Edwin J. Garn                     02. Michael E. Nugent


   03. Philip J. Purcell


IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.


                                                     Date---------------------
          Please make sure to sign and date this Proxy using black or blue ink.


                                        ----------------------------------------

                                        ----------------------------------------
                                              Shareholder sign in the box above


                                        ----------------------------------------

                                        ----------------------------------------
                                        Co-Owner (if any) sign in the box above


   -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   -





                             TCW/DW TERM TRUST 2002

--------------------------------------------------------------------------------

                                    IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------


 PRX 117

-------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------
                         YOUR PROXY VOTE IS IMPORTANT!

                         AND NOW YOU CAN VOTE YOUR
                         PROXY ON THE PHONE OR ON
[GRAPHIC                 THE INTERNET.
OMITTED]
                         IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

                         IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

                         IT'S EASY! Just follow these simple steps:

                            1. Read your proxy statement and have it at hand.
                            2. Call toll-free 1-800-597-7836 OR GO TO WEBSITE:
                                   https://vote.proxy-direct.com
                            3. Enter your 14 digit CONTROL NUMBER from your
                               Proxy Card.
                            4. Follow the recorded or on-screen directions.
                            5. Do NOT mail your Proxy Card when you vote by
                               phone or Internet.

                                                                      MSDW

-------------------------------------------------------------------------------